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Semiannual Report January 31, 2001

Oppenheimer
Money Market Fund, Inc.

[LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Money Market Fund, Inc. seeks the maximum current income that is consistent with stability of principal.

CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Manager
7	Financial Statements
20	Officers and Directors

Current Yield
For the Seven-Day Period Ended 1/31/01

With Compounding[1]	Without Compounding

5.94%	5.78%

In reviewing performance, please remember that past performance does not guarantee future results. Yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1. Compounded yields assume reinvestment of dividends.

PRESIDENT’S LETTER

  [PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Money Market Fund, Inc.

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

     In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

     Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

     Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 OPPENHEIMER MONEY MARKET FUND, INC.

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill February 22, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Manager
Carol Wolf

Q. How did the Fund perform over the last six months?

A. During the recent six-month period that ended January 31, 2001, Oppenheimer Money Market Fund, Inc. maintained a stable share price of $1.00 per share, while continuing to provide its investors with a stream of income. The Fund, which invests in certificates of deposit, letters of credit, commercial paper and other money market instruments, produced an annualized yield of 6.03%, and an annualized yield including the effects of compounding of 6.22% for the six-month period. The Fund’s seven-day and compounded seven-day yields on January 31, 2001, were 5.78% and 5.94%, respectively.1

How did the robust U.S. economy affect interest rates?

Interest rates were driven higher by a series of short-term interest rate hikes initiated by the Federal Reserve Board (“the Fed”) in late 1999 and early 2000. The Fed raised rates a total of six times during that period in an effort to avert inflation and slow the overheated U.S. economy, culminating in an aggressive half-point increase in mid-May 2000. Although the last of these rate hikes occurred before the period began, expectations of further raises maintained upward pressure on bond yields for much of the period.

     In mid-2000, the nation’s overall levels of manufacturing output and housing sales eased. Evidence mounted throughout the period that the pace of economic growth had indeed begun to moderate. However, during the reporting period the Fed kept rates steady—as a check on inflationary pressures resulting from a continuing tight labor market and rising energy prices.

How did you manage the Fund during this period?

We took advantage of these conditions by lengthening the Fund’s average maturity. During the reporting period, the Fund’s average maturity lengthened from approximately 44 days to approximately 48 days. This move enabled us to lock in favorable yields at a time when we believe rates have reached a

1. Compounded yields assume reinvestment of dividends.

3 OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEWWITH YOUR FUND’S MANAGER

plateau and may be poised to fall. At the same time, we were careful to purchase longer maturity securities only after careful analysis of their structure and the Fund’s current investment needs.

     In terms of security selection, we made opportunistic purchases of floating rate notes when they were available at attractive rates. However, spreads or differences in yields within our investment universe narrowed significantly during the period, and floating rate notes were particularly vulnerable to these conditions. As a result, they proved relatively unattractive at various times throughout the period.

     We were able to find attractive yields in select, asset-backed commercial paper. Analytical expertise is the key to adding value through such investments. OppenheimerFunds’ experienced analysts enabled us to limit our purchases to what we believed were well-structured, highly liquid asset-backed programs typically offering a yield advantage over comparable commercial paper issued by corporations. All told, asset-backed securities comprised 19.0% of net assets at period end.2 Among commercial paper investments, which comprised most of our remaining holdings, we sought to avoid troubled and volatile industries, such as telecommunications, in favor of high quality financial services companies.

What is your outlook over the coming months?

As of the end of the period, there remains little doubt that the Fed’s inflation-taming strategy has succeeded in cooling off the economy. Given recent evidence of slowing consumer and business spending, the key concern facing today’s markets is whether or not the strategy may have worked too well. However, underlying economic fundamentals remain sound,

2. Based on net assets. The Fund’s portfolio holdings are subject to change.

4 OPPENHEIMER MONEY MARKET FUND, INC.

with inflation in check. In addition, to bolster the slowing economy, the Fed recently began reversing the direction of its monetary policy by reducing interest rates. In this environment, we continue to look for opportunities to increase the Fund’s yield, consistent with our focus on liquidity and safety.

     In closing, we’d like to thank you for your continued confidence and participation in the Fund. We look forward to helping you reach your financial goals. That’s what makes Oppenheimer Money Market Fund, Inc. an important part of The Right Way to Invest.

5 OPPENHEIMER MONEY MARKET FUND, INC.

Financials

6 OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS January 31, 2001 / Unaudited

	Principal	Value
	Amount	See Note 1

Direct Bank Obligations—8.9%
ABN AMRO Bank NV:
6.61%, 2/13/01	$13,000,000	$13,000,021

Bank of America NA:
6.61%, 3/9/01	10,000,000	10,000,000

Bank of Nova Scotia:
6.50%, 2/28/01	10,000,000	9,951,250

First Union National Bank:
6.08%, 5/17/01[1]	35,000,000	35,000,000

Key Bank NA:
6.08%, 5/11/01[1]	10,000,000	9,998,000

National Bank of Commerce, Tennessee:
5.745%, 8/28/01[1]	26,000,000	26,000,000
5.901%, 9/18/01[1]	15,000,000	14,997,000

Royal Bank of Canada:
5.20%, 7/9/01	26,000,000	25,406,622

UBS Finance (Delaware) LLC:
5.79%, 2/1/01	26,300,000	26,300,000

Total Direct Bank Obligations		170,652,893

Letters of Credit—3.6%
Credit Suisse Group, guaranteeing commercial paper of Credit Suisse
First Boston International (Guernsey) Ltd.:
6.50%, 3/15/01[2]	15,475,000	15,357,648

Credit Suisse Group, guaranteeing commercial paper of Credit Suisse
First Boston, Inc.:
6.45%, 4/16/01[2]	15,000,000	14,801,125

Deutsche Bank AG, guaranteeing commercial paper of Deutsche Bank
Financial, Inc.:
6.47%, 3/30/01	20,000,000	19,795,117
6.52%, 2/1/01	20,000,000	20,000,000

Total Letters of Credit		69,953,890

Short-Term Notes—85.8%

Aerospace/Defense—2.7%
BAE Systems Holdings, Inc.:
6.51%, 2/27/01[2]	15,000,000	14,929,475
6.52%, 2/14/01[2]	21,250,000	21,199,968
6.55%, 2/26/01[2]	15,000,000	14,931,771

		51,061,214

Asset-Backed—19.0%
Asset Backed Capital Finance, Inc.:
6.485%, 4/5/01[2]	8,500,000	8,403,536
6.53%, 2/21/01[2]	2,000,000	1,992,744
6.55%, 2/27/01[2]	15,000,000	14,929,042

7 OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal	Value
	Amount	See Note 1

Asset-Backed
Breeds Hill Capital Co. LLC, Series A:
5.27%, 7/10/01[2]	$11,774,000	$11,499,950
5.50%, 4/9/01[2]	10,000,000	9,895,778
5.62%, 4/10/01[2]	10,000,000	9,893,844

Charta Corp.:
6.51%, 2/27/01[2]	20,000,000	19,905,967

Check Point Charlie, Inc.:
5.61%, 4/16/01[2]	15,000,000	14,827,025
6.53%, 3/20/01[2]	5,000,000	4,957,374
6.55%, 2/26/01[2]	25,530,000	25,413,874

Corporate Receivables Corp.:
5.47%, 4/6/01[2]	25,000,000	24,756,889

Galaxy Funding, Inc.:
5.30%, 5/18/01[2]	8,000,000	7,875,155
6.52%, 3/23/01	10,000,000	9,909,444

Lexington Parker Capital Co. LLC:
5.23%, 7/20/01[2]	26,197,000	25,553,813
5.257%, 7/25/01[2]	19,000,000	18,517,232

Moriarty Ltd.:
5.32%, 7/16/01[2]	10,000,000	9,756,167
6.43%, 4/20/01[2]	20,000,000	19,721,367
6.51%, 2/15/01[2]	13,000,000	12,967,038

New Center Asset Trust:
5.03%, 7/5/01	20,000,000	19,569,655

Scaldis Capital LLC:
5.62%, 4/16/01[2]	10,000,000	9,884,478

Sheffield Receivables Corp.:
6.37%, 3/19/01[2]	15,000,000	14,877,908

Sigma Finance, Inc.:
6.44%, 4/12/01[2]	10,000,000	9,874,778

Variable Funding Capital Corp.:
6.53%, 2/9/01–2/21/01[2]	25,000,000	24,920,188
6.55%, 2/20/01[2]	15,000,000	14,948,146

VistaOne Metafolio LLC:
6.54%, 3/5/01[2]	20,000,000	19,883,733

		364,735,125

Banks—1.8%
Keycorp:
6.39%, 3/29/01	20,000,000	19,801,200

Wells Fargo Co.:
6.50%, 2/28/01	15,000,000	14,926,875

		34,728,075

Beverages—1.0%
Coca Cola Enterprises, Inc.:
6.47%, 3/14/01[2]	20,000,000	19,852,628

8 OPPENHEIMER MONEY MARKET FUND, INC.

	Principal Amount	Value See Note 1

Broker/Dealers—11.0%
Banc of America Securities LLC:
5.95%, 2/1/01[1]	$50,000,000	$ 50,000,000

Bear Stearns Cos., Inc., Series B:
5.931%, 2/14/01[1]	13,000,000	13,000,000
6.613%, 3/1/01[1]	15,000,000	14,999,959

Goldman Sachs Group LP:
6.57%, 3/7/01–3/9/01[3]	25,000,000	25,000,000
6.67%, 3/12/01	25,000,000	25,000,000

Merrill Lynch & Co., Inc., Series B:
5.706%, 4/24/01[1]	20,000,000	19,999,119
6.468%, 7/5/01[1]	22,500,000	22,496,192

Morgan Stanley Dean Witter & Co.:
6.05%, 8/28/01[1]	10,000,000	10,000,000

Morgan Stanley Dean Witter & Co., Series C:
6.68%, 3/15/01[1]	7,000,000	7,000,000

Salomon Smith Barney Holdings, Inc.:
6.49%, 2/23/01	25,000,000	24,900,847

		212,396,117

Commercial Finance—5.5%
CIT Group, Inc.:
5.00%, 8/3/01	12,000,000	11,695,000
6.839%, 11/2/01[1]	35,000,000	35,000,000

Countrywide Home Loans, Series H:
5.906%, 5/21/01[1]	32,000,000	31,996,857

Countrywide Home Loans, Series I:
6.801%, 8/24/01[1]	12,000,000	11,995,868

Homeside Lending, Inc.:
6.12%, 4/2/01	15,000,000	14,847,000

		105,534,725

Consumer Finance—0.6%
American General Finance Corp.:
5.43%, 5/25/01	11,000,000	10,812,514

Diversified Financial—8.8%
Associates Corp. of North America:
6.52%, 2/2/01-2/16/01	30,000,000	29,943,856

General Electric Capital Services:
5.08%, 8/13/01	25,000,000	24,319,139

General Motors Acceptance Corp.:
6.50%, 2/7/01	10,000,000	9,989,167

Household Finance Corp.:
6.52%, 2/9/01	25,000,000	24,963,778
6.728%, 12/7/01[1]	5,000,000	5,000,000

9 OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Unaudited / Continued
	Principal Amount	Value See Note 1

Diversified Financial Continued
Prudential Funding LLC:
6.44%, 4/25/01	$20,000,000	$ 19,703,044

Textron Financial Corp.:
5.54%, 3/29/01	20,000,000	19,827,644
5.60%, 3/21/01	20,000,000	19,850,667

Verizon Network Funding:
5.44%, 4/6/01	15,000,000	14,854,933

		168,452,228

Diversified Media—1.6%
Omnicom Capital, Inc.:
6.55%, 2/1/01-2/7/01[2]	20,000,000	19,987,992
6.70%, 2/13/01[2]	10,000,000	9,977,667

		29,965,659

Energy Services—4.9%
Suez Finance Corp. (gtd. by Suez Lyonnais des Eaux):
6.45%, 3/19/01[2]	17,500,000	17,355,771
6.46%, 3/5/01[2]	13,500,000	13,422,480
6.48%, 4/20/01-4/27/01[2]	34,800,000	34,280,160
6.49%, 4/5/01[2]	20,000,000	19,771,100
6.54%, 2/28/01[2]	9,000,000	8,955,855

		93,785,366

Gas Utilities—0.8%
Centrica plc:
6.52%, 3/15/01[2]	15,000,000	14,885,900

Information Technology—1.3%
Computer Sciences Corp.:
6.644%, 12/27/01[1,2]	25,000,000	25,000,000

Insurance—12.0%
AIG Life Insurance Co.:
6.563%, 5/31/01[1,3]	20,000,000	20,000,000

American General Corp.:
6.50%, 2/23/01	15,000,000	14,940,417

Cooperative Assn. of Tractor Dealers, Inc., Series A:
6.46%, 4/2/01	12,800,000	12,662,187

ING America Insurance Holdings, Inc.:
5.35%, 7/18/01-7/19/01	35,000,000	34,129,139

Insured Asset Funding LLC:
6.53%, 2/8/01[2]	10,000,000	9,987,303
6.58%, 2/5/01[2]	20,000,000	19,985,378

Jackson National Life Insurance Co.:
6.56%, 3/1/01[1]	30,000,000	30,000,000
6.57%, 2/1/01[1]	2,000,000	2,000,000

Metropolitan Life Insurance Co.:
6.572%, 2/1/01[1]	33,000,000	33,000,000

10 OPPENHEIMER MONEY MARKET FUND, INC.

	Principal Amount	Value See Note 1

Insurance
Pacific Life Insurance Co.:
6.582%, 2/1/01[1,3]	$20,000,000	$20,000,000

Prudential Life Insurance Co.:
6.399%, 4/2/01[1]	25,000,000	25,000,000

Travelers Insurance Co.:
6.658%, 10/5/01[1,3]	10,000,000	10,000,000

		231,704,424

Leasing & Factoring—1.1%
American Honda Finance Corp.:
6.689%, 2/16/01[1,4]	22,000,000	21,999,734

Manufacturing—2.8%
Eaton Corp.:
5.20%, 8/14/01[2]	20,000,000	19,439,555
5.35%, 7/13/01[2]	10,000,000	9,759,250
6.54%, 2/28/01[2]	10,000,000	9,950,950
6.59%, 3/1/01[2]	15,000,000	14,923,117

		54,072,872

Nondurable Household Goods—1.6%
Newell Rubbermaid, Inc.:
6.50%, 3/23/01[2]	10,000,000	9,911,805

Unilever Capital Corp. (gtd. by Unilever NV, Unilever plc, Unilever USA):
6.707%, 9/7/01[1,2]	20,000,000	20,000,000

		29,911,805

Photography—2.3%
Eastman Kodak Co.:
6.10%, 4/3/01	15,000,000	14,844,958
6.15%, 4/4/01	30,000,000	29,682,250

		44,527,208

Special Purpose Financial—1.9%
Forrestal Funding Master Trust, Series 2000-A:
6.53%, 2/16/01[4]	10,000,000	9,972,792

KZH-KMS Corp.:
6.56%, 2/16/01[2]	16,000,000	15,956,267

MONET Trust, Series 2000-1:
6.508%, 9/27/01[1,3]	5,000,000	5,000,000

Zurich Trust Certificates, Series ZTC-2T:
5.806%, 2/26/01[1,3]	6,000,000	6,000,000

		36,929,059

11 OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Unaudited / Continued
	Principal Amount	Value See Note 1

Telecommunications: Technology—5.1%
Alcatel SA:
6.48%, 3/16/01[2]	$10,000,000	$9,922,600

Cingular Wireless LLC:
6.08%, 4/12/01[2]	7,000,000	6,917,244
6.37%, 3/16/01[2]	6,700,000	6,649,022
6.52%, 3/6/01[2]	25,000,000	24,850,583

Vodafone AirTouch plc:
6.62%, 6/5/01[1,3]	40,000,000	39,996,400
6.736%, 12/19/01[1,2]	10,000,000	10,008,085

		98,343,934

Total Short-Term Notes		1,648,698,587

Total Investments, at Value	98.3%	1,889,305,370

Other Assets Net of Liabilities	1.7	32,976,891

Net Assets	100.0%	$1,922,282,261

Footnotes to Statement of Investments

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1.	Represents the current interest rate for a variable rate security.
2.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $788,226,725, or 41% of the Fund's net assets and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.
3.	Identifies issues considered to be illiquid or restricted - See Note 4 of Notes to Financial Statements.
4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $31,972,526 or 1.66% of the Fund's net assets as of January 31, 2001.
See accompanying Notes to Financial Statements.

12 OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Unaudited

For the Six Months Ended January 31, 2001

Assets
Investments, at value—see accompanying statement	$1,889,305,370

Cash	4,325,115

Receivables and other assets:
Shares of capital stock sold	128,312,513
Interest	4,630,333
Other	129,126

Total assets	2,026,702,457

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	100,227,443
Dividends	3,052,615
Transfer and shareholder servicing agent fees	378,630
Directors’ compensation	264,772
Other	496,736

Total liabilities	104,420,196

Net Assets	$1,922,282,261

Composition of Net Assets
Par value of shares of capital stock	$192,239,685

Additional paid-in capital	1,730,007,390

Accumulated net realized gain on investment transactions	35,186

Net assets—applicable to 1,922,396,852 shares of capital
stock outstanding	$1,922,282,261

Net Asset Value, Redemption Price and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

13 OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended January 31, 2001

Investment Income
Interest	$62,865,767

Expenses
Management fees	3,880,244

Transfer and shareholder servicing agent fees	1,502,291

Shareholder reports	541,443

Insurance expenses	331,169

Directors’ compensation	50,780

Custodian fees and expenses	11,357

Other	115,683

Total expenses	6,432,967
Less expenses paid indirectly	(24,805)

Net expenses	6,408,162

Net Investment Income	56,457,605

Net Realized Loss on Investments	(7,263)

Net Increase in Net Assets Resulting from Operations	$56,450,342

See accompanying Notes to Financial Statements.

14 OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2001 (Unaudited)	Year Ended July 31, 2000

Operations
Net investment income	$56,457,605	$90,249,544

Net realized gain (loss)	(7,263)	106

Net increase in net assets resulting from operations	56,450,342	90,249,650

Dividends and/or Distributions to Shareholders	(56,457,605)	(90,249,544

Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions	110,680,602	315,163,290

Net Assets
Total increase	110,673,339	315,163,396

Beginning of period	1,811,608,922	1,496,445,526

End of period	$1,922,282,261	$1,811,608,922

See accompanying Notes to Financial Statements.

15 OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

Six Months Ended January 31, 2001 (Unaudited)		2000	1999	1998	1997	Year Ended July 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations –
net investment income and
net realized gain	.03	.05	.05	.05	.05	.03
Dividends and/or distributions
to shareholders	(.03)	(.05)	(.05)	(.05)	(.05)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	3.08%	5.38%	4.61%	5.03%	4.83%	2.80%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,922	$1,812	$1,496	$1,195	$1,014	$1,102

Average net assets (in millions)	$1,858	$1,712	$1,371	$1,114	$1,011	$901

Ratios to average net assets: [3]
Net investment income	6.03%	5.27%	4.51%	4.89%	4.73%	4.68%
Expenses	0.69%	0.78%	0.78%	0.87%[4]	0.87%[4]	0.84%[4]

1.	For the seven months ended July 31, 1996. The Fund changed its fiscal year-end from December 31 to July 31.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, an open-end management investment company. The Fund’s investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Directors’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended January 31, 2001, a provision of $32,092 was made for the Fund’s projected benefit obligations and payments of $376 were made to retired directors, resulting in an accumulated liability of $254,447 as of January 31, 2001.

     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

17 OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Capital Stock

The Fund has authorized five billion shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended January 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount

Sold	2,660,574,956	$ 2,660,574,956	5,480,169,730	$ 5,480,169,730
Dividends and/or
distributions reinvested	52,988,285	52,988,285	85,045,783	85,045,783
Redeemed	(2,602,882,639)	(2,602,882,639)	(5,250,052,223)	(5,250,052,223)

Net increase	110,680,602	$ 110,680,602	315,163,290	$ 315,163,290

3. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million, and 0.375% of net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the lesser of 1% of average annual net assets of the Fund or 25% of the total annual investment income of the Fund. The Fund’s management fee for the six months ended January 31, 2001, was an annualized rate of 0.42%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

4. Illiquid or Restricted Securities

As of January 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more

18 OPPENHEIMER MONEY MARKET FUND, INC.

than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of January 31, 2001, was $125,996,400, which represents 6.55% of the Fund’s net assets, of which $10,000,000 is considered restricted. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of January 31, 2001

Short-Term Notes		$1.00
Travelers Insurance Co.	10/5/00		$1.00

19 OPPENHEIMER MONEY MARKET FUND, INC.

OPPENHEIMER MONEY MARKET FUND, INC.

Officers and Directors
Leon Levy, Chairman of the Board of Directors
Donald W. Spiro, Vice Chairman of the Board of Directors
Bridget A. Macaskill, President
Robert G. Galli, Director
Benjamin Lipstein, Director
Elizabeth B. Moynihan, Director
Kenneth A. Randall, Director
Edward V. Regan, Director
Russell S. Reynolds, Jr., Director
Clayton K. Yeutter, Director
Carol E. Wolf, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	Citibank, N.A.

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Money Market Fund, Inc., please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

20 OPPENHEIMER MONEY MARKET FUND, INC.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet
24-hr access to account information and transactions2
www.oppenheimerfunds.com

General Information
Mon–Fri 8:30am–9pm ET, Sat 10am–4pm ET
1.800.525.7048

Telephone Transactions
Mon–Fri 8:30am–9pm ET, Sat 10am–4pm ET
1.800.852.8457

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

Telecommunications Device for the Deaf (TDD)
Mon–Fri 8:30am–7pm ET 1.800.843.4461

OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct
Receive shareholder reports and prospectus notifications for your fund via email. Sign up at www.oppenheimerfunds.com

Ticker Symbol OMBXX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.

2. At times this website may be inaccessible or its transaction feature may be unavailable.

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RS0200.001.0101 April 1, 2001